UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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Health Sciences Acquisitions Corporation 2
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HEALTH SCIENCES ACQUISITIONS CORPORATION 2
40 10th Avenue, Floor 7
New York, NY 10014

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD [  ], 2022
TO THE SHAREHOLDERS OF
HEALTH SCIENCES ACQUISITIONS CORPORATION 2:
You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of HEALTH SCIENCES ACQUISITIONS CORPORATION 2, (the “Company,” “HSAC2,” “we,” “us” or “our”) to be held at [•] a.m. ET on [•], 2022. For the purposes of the articles of association of HSAC2, the physical place of the meeting will be [•]. Due to the COVID-19 pandemic, the Company will be holding the General Meeting virtually via tele-conference using the following dial-in information:
US/CANADA Toll-Free Dial-In Number:	[•]
INTERNATIONAL Toll-Free Dial-In Number:	[•]
Conference ID:	[•]
The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:
•
The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from August 6, 2022 (the “Original Termination Date’) to November 6, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until February 6, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred:

RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 48.7 and 48.8 in their entirety and the insertion of the following language in their place:
48.7
In the event that the Company does not consummate a Business Combination by November 6, 2022 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and upon five days’ advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination up to three times, each by an additional one month (for a total of up to three months from the Extension Date to consummate a Business Combination) (as applicable, the “Deadline Date”), unless the consummation and closing of a Business Combination shall have occurred.
48.8	In the event that any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to:
(a)	provide for the redemption of the Public Shares in connection with a Business Combination; or
(b)
redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by the Extension Date or, if applicable, the Deadline Date, or such later time as the Members may approve in accordance with the Articles, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem his, her or its Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. Any redemption pursuant to this Article shall be subject to the Redemption Limitation.”
•
The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal:

RESOLVED, as an ordinary resolution: “that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
Upon the closing of the Company’s initial public offering (“IPO”) $160.0 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940 (the “Investment Company Act”), with a maturity of 185 days or less, or in money market funds meeting certain conditions under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account. As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. HSAC2’s IPO registration statement became effective on August 3, 2020. Due to this uncertainty, HSAC2 intends to convert all of the assets held in the Trust Account into cash prior to the General Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.
The Company’s board of directors has fixed the close of business on [•], 2022 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.
I look forward to seeing you at the meeting.
By Order of the Board of Directors,
Roderick Wong, MD
President, Chief Executive Officer and Chairman
[•], 2022
Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by [•] prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2022: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://[•]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://[•] and the annual report is available at https://[•].

HEALTH SCIENCES ACQUISITIONS CORPORATION 2
40 10th Avenue, Floor 7
New York, NY 10014
PROXY STATEMENT
HEALTH SCIENCES ACQUISITIONS CORPORATION 2, (the “Company,” “HSAC2,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the General Meeting to be held [•][a.m.] ET on [•], 2022. For the purposes of the articles of association of HSAC2, the physical place of the meeting will be [•]. Due to the COVID-19 pandemic, the Company will be holding the General Meeting virtually via teleconference using the following dial-in information:
US/CANADA Toll-Free Dial-In Number:	[•]
INTERNATIONAL Toll-Free Dial-In Number:	[•]
Conference ID:	[•]
The General Meeting will be held for the sole purpose of considering and voting upon:
•
The Extension Proposal — to consider and vote upon a proposal (the “Extension Proposal”) by special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from August 6, 2022 (the “Original Termination Date”) to November 6, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, redeem the shares sold in the Company’s initial public offering (the “Public Shares”); and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until February 6, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred; and

•
The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders (“Shareholders”) prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in advanced negotiations for an initial business combination involving the Target.
The purpose of the Extension Proposal is to allow the Company additional time to negotiate and complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Existing Charter provide that the Company has until August 6, 2022 to complete an initial business combination. There is not sufficient time before August 6, 2022 for the Company to negotiate and complete the Proposed Business Combination given the projected timetable for finalizing agreements, filing, if applicable, a registration statement under the Securities Act of 1933 (the “Proposed Business Combination Registration Statement”) and having it declared effective prior to holding an extraordinary general meeting of the

Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination. If the Extension Proposal is approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until February 6, 2023, which is a total of up to 30 months to complete an initial business combination after the Company’s IPO.
Upon the closing of the Company’s initial public offering (“IPO”) $160.0 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940 (the “Investment Company Act”), with a maturity of 185 days or less, or in money market funds meeting certain conditions under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account. As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. HSAC2’s IPO registration statement became effective on August 3, 2020. Due to this uncertainty, HSAC2 intends to convert all of the assets held in the Trust Account into cash prior to the General Meeting.
The Board has fixed the close of business on [•], 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 20,450,000 outstanding Company ordinary shares (the “Ordinary Shares”), including 16,000,000 outstanding Public Shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.
This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.
This proxy statement is dated [•], 2022 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.
Q.	What is being voted on?
A.
You are being asked to consider and vote upon (x) a proposal by special resolution to amend the Company’s Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from August 6, 2022 to November 6, 2022 the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, redeem the Public Shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, (ii) allow the Board, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until February 6, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred; and (y) a proposal to adjourn the General Meeting if necessary.

Q.	Why is the Company proposing the Extension Proposal?
A.
The Company is a blank check company incorporated on May 25, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. In August 2020, the Company consummated its initial public offering (“IPO”) from which it derived gross proceeds of $160,000,000 (which includes full exercise of the underwriters’ over-allotment option). Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with HSAC 2 Holdings, LLC (the “Sponsor”) of 450,000 Ordinary Shares (the “Private Shares”) and 1,500,000 warrants (the “Private Warrants”), generating total proceeds of $6,000,000. As of August 6, 2020, a total of $160,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the persons holding Public Shares (“Public Shareholders”).

Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before August 6, 2022. The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in advanced negotiations for an initial business combination involving the Target.
The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we will have sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to August 6, 2022. Therefore, we are seeking approval of the Extension Proposal.
The Board believes that it is in the best interests of the shareholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Extension Proposal to extend the Company’s corporate existence.
YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO

SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).
Q.	Why should I vote for the Extension Proposal?
A.
The Board believes shareholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.
You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company’s electing to extend on a monthly basis after the Extended Date until the Additional Extension Date.
Q.	May I redeem my Public Shares in connection with the vote on the Extension Proposal?
A.
Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to a holders right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.
Q.	Why is the Company proposing the Adjournment Proposal?
A.
To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?
A.
All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held 4,480,000 Ordinary Shares representing approximately 21.9% of the Company’s issued and outstanding Ordinary Shares.
The Company’s Sponsor, directors and executive officers beneficially owned 30,000 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.

Q.	What vote is required to adopt the proposals?
A.
Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Q.	What if I do not want to approve the Extension Proposal or the Adjournment Proposal?
A.	If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.
Q.	Will you seek any further extensions to liquidate the trust account?
A.
Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Extension Proposal is not approved?
A.
If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until August 6, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by August 6, 2022 and we are unable to consummate the Proposed Business Combination prior to or on August 6, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo the voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the trust account (less approximately $1,600 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our Public Shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.
Our shareholders as of immediately prior to our IPO, including our Sponsor (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the 4,000,000 Ordinary Shares held or controlled by our Initial Shareholders prior to the IPO (“Insider Shares” or “insider shares”) and the Private Shares and to vote their insider shares and Private Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

Q.	If the Extension Proposal is approved, what happens next?
A.
If the Extension Proposal is approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or the Proposed Business Combination or a potential alternative initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the Extended Date, or the Proposed Business Combination or a potential alternative initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.
Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?
A.
Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q.	How do I change my vote?
A.
If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to [•], Toll Free: [•], Collect: [•], E-mail: [•], the Company’s proxy solicitor, prior to the commencement of the General Meeting.

Q.	How are votes counted?
A.
The Company’s proxy solicitor, [•], will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?
A:
No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Q:	What will happen if I abstain from voting or fail to vote at the General Meeting?
A:
At the General Meeting, HSAC2 will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.
Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:	Signed and dated proxies received by HSAC2 without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.
Q:	If I am not going to attend the General Meeting, should I return my proxy card instead?
A:
Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

[•]
Toll Free: [•]
Collect: [•]
Email: [•]
Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.
Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?
A.
A quorum of Shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, 10,225,001 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q.	Who can vote at the General Meeting?
A.
Only holders of record of the Company’s Ordinary Shares at the close of business on [•], 2022 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 20,450,000 outstanding Ordinary Shares of the Company, including 16,000,000 outstanding Public Shares.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.	Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?
A.	Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal and the Adjournment Proposal.
Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal?
A.
The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Proposal? Do I have appraisal rights?
A.	Company Shareholders do not have appraisal rights in connection with the Extension Proposal.
Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Ordinary Shares of the Company?
A.
In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at [•], no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
Q:	Who will solicit and pay the cost of soliciting proxies?
A:
HSAC2 will pay the cost of soliciting proxies for the General Meeting. HSAC2 has engaged [•], to assist in the solicitation of proxies for the General Meeting. HSAC2 has agreed to pay [•] a fee of $[•], plus disbursements. HSAC2 will reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. HSAC2 will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. HSAC2’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact HSAC2’s proxy solicitor at:
[•]
Toll Free: [•]
Collect: [•]
Email: [•]
You may also obtain additional information about HSAC2 from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated August 3, 2020 and filed with the SEC on August 5, 2020 pursuant to Rule 424(b)(4) (File No. 333-239922), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022, and any that may be set forth in the Proposed Business Combination Registration Statement. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.
All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.
BACKGROUND
The Company
HSAC2 is a blank check company incorporated on May 25, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Although there is no restriction or limitation on what industry our target operates in, it is our intention to pursue prospective targets that are focused on healthcare innovation. We anticipate targeting companies domiciled in North America or Europe that are developing assets in the biopharma and medical technology sectors, which aligns with our management team’s experience in healthcare investing and drug development.
In August 2020, the Company consummated its initial public offering (“IPO”) from which it derived gross proceeds of $160,000,000 (which includes full exercise of the underwriter’s over-allotment option). Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with HSAC 2 Holdings, LLC (the “Sponsor”) of 450,000 Ordinary Shares (the “Private Shares” or “private shares”) and 1,500,000 warrants (the “Private Warrants” or “private warrants”), generating total proceeds of $6,000,000. As of August 6, 2020, a total of $160,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Public Shareholders.
Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before August 6, 2022. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in advanced negotiations for an initial business combination involving the Target.
The mailing address of our principal executive office is 40 10th Avenue, Floor 7, New York, NY 10014. Our telephone number is (646) 597-6980.

PROPOSAL 1
THE EXTENSION PROPOSAL
The Extension Proposal
The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from August 6, 2022 (the “Original Termination Date’) to November 6, 2022 (the “Extended Date”) the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, redeem the Public Shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until February 6, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.
All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.
The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[•]. The closing price of the Company’s Ordinary Shares on the Record Date was $[•]. The Company cannot assure Shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.
Reasons for the Extension Proposal
The Company’s IPO prospectus and Existing Charter provide that the Company has until August 6, 2022 to complete a business combination. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in advanced negotiations for an initial business combination involving the Target.
The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond August 6, 2022. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial business combination unless it provided holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.
If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until August 6, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on August 6, 2022 and we are unable to consummate the Proposed Business Combination prior to or on August 6, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the Private Warrants will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.
The amount in the trust account (less approximately $1,600 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our Public Shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.
Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and private shares and to vote their insider shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.
If the Extension Proposal is Approved
If the Extension Proposal is approved, the Company will file an amendment (the “Extension Amendment”) to the Existing Charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to permit the Company, in its sole discretion, upon five days’ advance notice prior to the applicable deadline, to elect to extend after the Extended Date up to three times by an additional one month each time, unless the closing of the Proposed Business Combination or a potential alternative business combination shall have occurred. The Additional Extension Date is February 6, 2023, which is 30 months after the IPO. The Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date or the Additional Extension Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Ordinary Shares will remain publicly traded during the extension period.
YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.
Redemption Rights
If the Extension Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.
If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[•] that was in the trust account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).
TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT [•], NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST DELIVER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.
The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.
The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.
The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the

Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.
The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[•]. The closing price of the Ordinary Shares on the Record Date was $[•]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.
Required Vote
The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Full Text of the Resolution.
Please see Annex A.
THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2
THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.
Required Vote
This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Full Text of the Resolution
RESOLVED, as an ordinary resolution: “that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE GENERAL MEETING
Date, Time and Place. For the purposes of the articles of association of HSAC2, the physical place of the meeting will be [•]. The General Meeting will be held at 10:30 a.m., ET on [•], 2022 via teleconference using the following dial-in information:
US/CANADA Toll-Free Dial-In Number:	[•]
INTERNATIONAL Toll-Free Dial-In Number:	[•]
Conference ID:	[•]
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on [•], 2022, the Record Date for the General Meeting. At the close of business on the Record Date, there were 20,450,000 outstanding Ordinary Shares each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.
Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. [•] is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $[•] in fees plus disbursements for such services.
Required Votes
The Extension Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 4,480,000 Ordinary Shares, representing approximately 22% of the Company’s issued and outstanding Ordinary Shares.
The Company’s Sponsor, directors and executive officers beneficially owned 30,000 Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.
The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Interests of the Company’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
If the Extension Proposal is not approved and we do not consummate a business combination by August 6, 2022, the 4,000,000 Insider Shares which were acquired for an aggregate purchase price of $28,750 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 1,500,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $1,500,000. Such 4,000,000 Ordinary Shares had an aggregate market value of approximately $[•] based on the closing price of $[•] of the Ordinary Shares on Nasdaq on the Record Date.

•
Our Sponsor has agreed that, if we liquidate the trust account prior to the consummation of a business combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver of claims against the trust account.

•
All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to their Ordinary Shares (including both Public Shares and Private Shares) and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of Shareholders. There will be no distribution from the trust account with respect to our Private Warrants, which will expire worthless.

•
Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth as of the Record Date, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 20,450,000 Ordinary Shares issued and outstanding.
Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
HSAC 2 Holdings, LLC (our Sponsor)(2)	4,360,956	21.3%
Roderick Wong	0	0
Naveen Yalamanchi	0	0
Alice Lee	10,000	*
Stephanie A. Sirota	20,000	*
Pedro Granadillo	22,261	*
Carsten Boess	22,261	*
Stuart Peltz	22,261	*
Michael Brophy	22,261	*

All directors, executive officers and our Sponsor as a group (eight individuals)	4,480,000	21.9%
*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 40 10th Ave., Floor 7, New York, New York 10014.
(2)
Our Sponsor is governed by a board of directors consisting of three directors: Roderick Wong, Naveen Yalamanchi, and Alice Lee. Each director has one vote, and the approval of a majority of the directors is required to approve an action of our Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no director of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

All of the insider shares outstanding prior to our IPO were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent. Subject to certain limited exceptions, 50% of these shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our Ordinary Shares equals or exceeds $12.50 per ordinary share (as adjusted for share sub-divisions, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.
During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (1) transfers among the initial shareholders, to our officers, directors, advisors and employees; (2) transfers to an insider’s affiliates or its members upon its liquidation; (3) transfers to relatives and trusts for estate planning purposes; (4) transfers by virtue of the laws of descent and distribution upon death; (5) transfers pursuant to a qualified domestic relations order; (6) private sales made at prices no greater than the price at which the securities were originally purchased; or (7) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause 7) where the transferee agrees to the terms of the escrow agreement, as well as the other applicable restrictions and agreements of the holders of the insider shares. If dividends are declared and payable in Ordinary Shares, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.
SHAREHOLDER PROPOSALS
If the Extension Proposal is approved, the Extension Amendment is effective and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its 2023 annual meeting of stockholders on or prior to [•]. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.
If the Extension Proposal is not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at [•], Attention: [•], Toll Free: [•], Collect: [•], E-mail: [•].
OTHER INFORMATION
The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, Health Sciences Acquisitions Corporation 2, 40 10th Avenue, Floor 7, New York, NY 10014.
Other Matters to Be Presented at the General Meeting
The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.
WHERE YOU CAN FIND MORE INFORMATION
The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:
[•]
Attention: [•]
Toll Free: [•]
Collect: [•]
E-mail: [•]
In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than [•], 2022.

ANNEX A
EXTENSION AMENDMENT
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
HEALTH SCIENCES ACQUISITIONS CORPORATION 2
RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 48.7 and 48.8 in their entirety and the insertion of the following language in their place:
48.7
In the event that the Company does not consummate a Business Combination by November 6, 2022 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.
Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and upon five days’ advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination up to three times, each by an additional one month (for a total of up to three months from the Extension Date to consummate a Business Combination) (as applicable, the “Deadline Date”), unless the consummation and closing of a Business Combination shall have occurred.
48.8	In the event that any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to:
(a)	provide for the redemption of the Public Shares in connection with a Business Combination; or
(b)
redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by the Extension Date, or if applicable, the Deadline Date, or such later time as the Members may approve in accordance with the Articles;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem his, her or its Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. Any redemption pursuant to this Article shall be subject to the Redemption Limitation.”
A-1

PROXY CARD
HEALTH SCIENCES ACQUISITIONS CORPORATION 2
40 10th Avenue, Floor 7
New York, NY 10014
EXTRAORDINARY GENERAL MEETING
[•], 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
HEALTH SCIENCES ACQUISITIONS CORPORATION 2
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD [•], 2022
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2022 (the “Proxy Statement”), in connection with the Extraordinary General Meeting to be held at [•] a.m. ET on [•], 2022 virtually via tele-conference using the following dial-in information:
US/CANADA Toll-Free Dial-In Number:	[•]
INTERNATIONAL Toll-Free Dial-In Number:	[•]
Conference ID:	[•]
The undersigned hereby appoints Roderick Wong the attorney and proxy of the undersigned, with power of substitution, to vote all of the ordinary shares, of HEALTH SCIENCES ACQUISITIONS CORPORATION 2 (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 BELOW.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. The notice of meeting, the accompany proxy statement, proxy card and annual report are available at [•]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at [•].
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(1)
Proposal 1. Extension Proposal — by special resolution to amend the Company’s amended and restated memorandum and articles of association to: (i) extend from August 6, 2022 (the “Original Termination Date’) to November 6, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until February 6, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred:

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN
(2)
Proposal 2. The Adjournment Proposal — by ordinary resolution to approve the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN
Dated:            2022

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO [•]. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.